Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

First Amendment to Credit Agreement, dated May 11, 2007, by and among Papa John’s International, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors (as listed on the signature pages hereto), RSC Insurance Services Ltd., a Bermuda company (“RSC”), the Banks (as hereinafter defined), PNC Bank, National Association, in its capacity as administrative agent for the Banks (in such capacity, the “Administrative Agent”), JPMorgan Chase Bank, N.A., in its capacity as syndication agent for the Banks (in such capacity, the “Syndication Agent”), National City Bank of Kentucky (“NCBK”), Bank of America, N.A. (“BOA”) and Fifth Third Bank (“FTB”), as co-documentation agents for the Banks (NCBK, BOA and FTB are each, a “Co-Documentation Agent” and collectively, the “Co-Documentation Agents”) (the “First Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, RSC, the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into that certain Credit Agreement, dated January 31, 2006 (as amended, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Guarantors and RSC desire to amend certain provisions of the Credit Agreement, and the Administrative Agent and each of the Banks desire to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                       All capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2.                                       Section 7.2.4(ix) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserting the following:

(ix)                                investments consisting of notes payable to any such Loan Party or any such Subsidiary in connection with the sale by such Loan Party or such Subsidiary of any properties or assets as permitted by Section 7.2.7(v) hereof, in an aggregate amount at any time for all such investments not to exceed Fifteen Million and 00/100 Dollars ($15,000,000.00);

3.                                       The provisions of Section 2 of this First Amendment shall not become effective until the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent and its counsel:

(a)                                        this First Amendment, duly executed by the Borrower, the Guarantors, the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents;

(b)                                       the documents listed in the Preliminary Closing Agenda set forth on Exhibit A attached hereto and made a part hereof;

(c)                                        payment of all fees and expenses owed to the Administrative Agent’s counsel in connection with this First Amendment; and

(d)                                       such other documents as may be reasonably requested by the Administrative Agent.

4.                                       The Loan Parties and RSC hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by them pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.

5.                                       The Loan Parties and RSC hereby represent and warrant to the Administrative Agent and each of the Banks that (i) the Loan Parties and RSC have the legal power and authority to execute and deliver this First Amendment; (ii) the officers of the Loan Parties and RSC executing this First Amendment have been duly authorized to execute and deliver the same and bind such Loan Parties and RSC with respect to the provisions hereof; (iii) the execution and delivery hereof by the Loan Parties and RSC and the performance and observance by the Loan Parties and RSC of the provisions hereof, of the Credit Agreement and of all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or RSC or any Law applicable to the Loan Parties or RSC or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties or RSC; and (iv) this First Amendment, the Credit Agreement and the documents executed or to be executed by the Loan Parties and RSC in connection herewith or therewith constitute valid and binding obligations of the Loan Parties and RSC in every respect, enforceable in accordance with their respective terms.

6.                                       The Loan Parties and RSC represent and warrant to the Administrative Agent and each of the Banks that (i) no Event of Default or Potential Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this First Amendment or the performance or

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observance of any provision hereof, (ii) the Schedules attached to and made a part of the Credit Agreement, as amended by this First Amendment, are true and correct as of the date hereof and there are no modifications or supplements thereto, and (iii) they presently have no claims or actions of any kind at law or in equity against the Banks, the Administrative Agent, the Syndication Agent or the Co-Documentation Agents arising out of or in any way relating to the Credit Agreement or the other Loan Documents.

7.                                       Each reference to the Credit Agreement that is made herein, in the Credit Agreement or in any other document executed or to be executed in connection herewith or with the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

8.                                       The agreements contained in this First Amendment are limited to the specific agreements made herein.  Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.  This First Amendment amends the Credit Agreement and is not a novation thereof.

9.                                       This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

10.                                 This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of New York without regard to the principles of the conflicts of law thereof.  The Loan Parties, the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents hereby consent to the jurisdiction and venue of the Supreme Court of New York County and the United States District Court for the Southern District of New York with respect to any suit arising out of or mentioning this First Amendment.

[INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this First Amendment to be duly executed by their duly authorized officers on the date first written above.

BORROWER:

WITNESS:	PAPA JOHN’S INTERNATIONAL, INC.

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	SVP, CFO and Treasurer

GUARANTORS:

WITNESS:	PAPA JOHN’S USA, INC.

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	SVP, CFO and Treasurer

PAPA JOHN’S SUPPORT SERVICES, INC.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	Treasurer

CAPITAL DELIVERY, LTD.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	Treasurer

RISK SERVICES CORP.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	Treasurer

PJ FOOD SERVICE, INC.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	Treasurer

RSC:

RSC INSURANCE SERVICES LTD.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ Joe Smith
	Name:	Joe Smith
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Bank and as Administrative Agent

By:	/s/ Shelly B. Stephenson
Name:	Shelly B. Stephenson
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Bank and as Syndication Agent

By:	/s/ James Duffy Baker, Jr
Name:	James Duffy Baker, Jr
Title:	SVP

NATIONAL CITY BANK OF KENTUCKY, as a Bank and as a Co- Documentation Agent

By:	/s/ Thomas P. Crockett
Name:	Thomas P. Crockett
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Bank and as a Co-Documentation Agent

By:	/s/ Thomas C. Kilcrease, Jr.
Name:	Thomas C. Kilcrease, Jr.
Title:	SVP

FIFTH THIRD BANK, as a Bank and as a Co-Documentation Agent

By:	/s/ David O’Neal
Name:	David O’Neal
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ David A. Wombwell
Name:	David A. Wombwell
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:	/s/ Johnny L. Perry
Name:	Johnny L. Perry
Title:	Senior Vice President

EXHIBIT A

Preliminary Closing Agenda

[See Attached]

PRELIMINARY CLOSING AGENDA

This Preliminary Closing Agenda contains the documents to be delivered in connection with the first amendment to a credit facility provided to Papa John’s International, Inc., a Delaware corporation (the “Borrower”), by PNC Bank, National Association (“PNC Bank”), and various other financial institutions from time to time (PNC Bank and such other financial institutions are each, a “Bank” and collectively, the “Banks”), with PNC Bank, as administrative agent for the Banks (in such capacity, the “Agent”).

No.	LOAN DOCUMENTS	Responsible Party	Status

1.

First Amendment to Credit Agreement, by and among the Borrower, Papa John’s USA, Inc., a Kentucky corporation, Papa John’s Support Services, Inc., a Kentucky corporation, Capital Delivery, Ltd., a Kentucky corporation, Risk Services Corp., a Kentucky corporation, PJ Food Service, Inc., a Kentucky corporation and RSC Insurance Services Ltd., a Bermuda company, the Banks and the Agent (the “First Amendment”).

		Agent	Complete

2.	Revised Schedules to the Credit Agreement, if and as applicable.

SECOND AMENDMENT TO CREDIT AGREEMENT

Second Amendment to Credit Agreement, dated September 30, 2008, by and among Papa John’s International, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors (as listed on the signature pages hereto), RSC Insurance Services Ltd., a Bermuda company (“RSC”), the Banks (as hereinafter defined), PNC Bank, National Association, in its capacity as administrative agent for the Banks (in such capacity, the “Administrative Agent”), JPMorgan Chase Bank, N.A., in its capacity as syndication agent for the Banks (in such capacity, the “Syndication Agent”), National City Bank, successor by merger to National City Bank of Kentucky (“NCB”), Bank of America, N.A. (“BOA”) and Fifth Third Bank (“FTB”), as co-documentation agents for the Banks (NCB, BOA and FTB are each, a “Co-Documentation Agent” and collectively, the “Co-Documentation Agents”) (the “Second Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, RSC, the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into that certain Credit Agreement, dated January 31, 2006, as amended by that certain First Amendment to Credit Agreement, dated May 11, 2007 (as may be further amended, restated modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Guarantors and RSC desire to amend certain provisions of the Credit Agreement, and the Administrative Agent and each of the Banks desire to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             All capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2.             The “; and” at the end of Section 7.2.1(viii) is hereby deleted in its entirety and in its stead is inserted the following:  “;”.

3.             The “.” at the end of Section 7.2.1(ix) is hereby deleted in its entirety and in its stead is inserted the following:  “; and”.

4.             Article 7 of the Credit Agreement is hereby amended by inserting the following as a new Section 7.2.1(x):

(x)           unsecured Indebtedness not otherwise covered by any of the foregoing in an amount not to exceed Ten Million and 00/100 Dollars ($10,000,000.00) in the aggregate at any time outstanding.

5.             Section 7.2.4(vi) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserting the following:

(vi)          loans, advances and investments in or to franchisees of any Loan Party, the Papa John’s Marketing Fund and BIBP, in an aggregate amount (including all amounts as of the Closing Date as set forth on Schedule 1.1(P)(1) attached hereto) at any time for all such parties of Seventy-Five Million and 00/100 Dollars ($75,000,000.00);

6.             The provisions of Sections 2 through 5 of this Second Amendment shall not become effective until the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent and its counsel:

(a)           this Second Amendment, duly executed by the Borrower, the Guarantors, the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents;

(b)           the documents listed in the Preliminary Closing Agenda set forth on Exhibit A attached hereto and made a part hereof;

(c)           payment of all fees and expenses owed to the Administrative Agent’s counsel in connection with this Second Amendment; and

(d)           such other documents as may be reasonably requested by the Administrative Agent.

7.             The Loan Parties and RSC hereby reconfirm and reaffirm all representations and warranties, agreements and covenants made by them pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.

8.             The Loan Parties and RSC hereby represent and warrant to the Administrative Agent and each of the Banks that (i) the Loan Parties and RSC have the legal power and authority to execute and deliver this Second Amendment; (ii) the officers of the Loan Parties and RSC executing this Second Amendment have been duly authorized to execute and deliver the same and bind such Loan Parties and RSC with respect to the provisions hereof; (iii) the execution and delivery hereof by the Loan Parties and RSC and the performance and observance by the Loan Parties and RSC of the provisions hereof, of the Credit Agreement and of all documents executed or to be executed therewith, do not violate or conflict with the organizational documents of the Loan Parties or RSC or any Law applicable to the Loan Parties or RSC or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Loan Parties or RSC; and (iv)

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this Second Amendment, the Credit Agreement and the documents executed or to be executed by the Loan Parties and RSC in connection herewith or therewith constitute valid and binding obligations of the Loan Parties and RSC in every respect, enforceable in accordance with their respective terms.

9.             The Loan Parties and RSC represent and warrant to the Administrative Agent and each of the Banks that (i) no Event of Default or Potential Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Second Amendment or the performance or observance of any provision hereof, (ii) the Schedules attached to and made a part of the Credit Agreement are true and correct as of the date hereof and there are no modifications or supplements thereto, and (iii) they presently have no claims or actions of any kind at law or in equity against the Banks, the Administrative Agent, the Syndication Agent or the Co-Documentation Agents arising out of or in any way relating to the Credit Agreement or the other Loan Documents.

10.           Each reference to the Credit Agreement that is made herein, in the Credit Agreement or in any other document executed or to be executed in connection herewith or with the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

11.           The agreements contained in this Second Amendment are limited to the specific agreements made herein.  Except as amended hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.  This Second Amendment amends the Credit Agreement and is not a novation thereof.

12.           This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

13.           This Second Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of New York without regard to the principles of the conflicts of law thereof.  The Loan Parties, the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents hereby consent to the jurisdiction and venue of the Supreme Court of New York County and the United States District Court for the Southern District of New York with respect to any suit arising out of or mentioning this Second Amendment.

[INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Second Amendment to be duly executed by their duly authorized officers on the date first written above.

BORROWER:

WITNESS:	PAPA JOHN’S INTERNATIONAL, INC.

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	SVP, CFO and Treasurer

GUARANTORS:

WITNESS:	PAPA JOHN’S USA, INC.

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	SVP, CFO and Treasurer

PAPA JOHN’S SUPPORT SERVICES, INC.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	Treasurer

CAPITAL DELIVERY, LTD.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	Treasurer

RISK SERVICES CORP.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	Treasurer

PJ FOOD SERVICE, INC.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ J. David Flanery
	Name:	J. David Flanery
	Title:	Treasurer

RSC:

RSC INSURANCE SERVICES LTD.

WITNESS:

/s/ Kenneth M. Cox	By:	/s/ Georgianna Stump
	Name:	Georgianna Stump
	Title:	President

AGENT AND BANKS:

PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Administrative Agent

By:	/s/ Shelly B. Stephenson
Name:	Shelly B. Stephenson
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Bank and as Syndication Agent

By:	/s/ James Duffy Baker, Jr
Name:	James Duffy Baker, Jr
Title:	SVP

NATIONAL CITY BANK, successor by merger to NATIONAL CITY BANK OF KENTUCKY, as a Bank and as a Co- Documentation Agent

By:	/s/ Deroy Scott
Name:	Deroy Scott
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Bank and as a Co-Documentation Agent

By:	/s/ Thomas C. Kilcrease, Jr.
Name:	Thomas C. Kilcrease, Jr.
Title:	Senior Vice President

FIFTH THIRD BANK, as a Bank and as a
Co-Documentation Agent

By:	/s/ David W. O’Neal
Name:	David W. O’Neal
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ David A. Wombwell
Name:	David A. Wombwell
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:
Name:
Title:

EXHIBIT A

Preliminary Closing Agenda

[See Attached]

PRELIMINARY CLOSING AGENDA

This Preliminary Closing Agenda contains the documents to be delivered in connection with the second amendment to a credit facility provided to Papa John’s International, Inc., a Delaware corporation (the “Borrower”), by PNC Bank, National Association (“PNC Bank”), and various other financial institutions from time to time (PNC Bank and such other financial institutions are each, a “Bank” and collectively, the “Banks”), with PNC Bank, as administrative agent for the Banks (in such capacity, the “Agent”).

No.	LOAN DOCUMENTS	Responsible Party	Status

1.

Second Amendment to Credit Agreement, by and among the Borrower, Papa John’s USA, Inc., a Kentucky corporation (“Papa John’s USA”), Papa John’s Support Services, Inc., a Kentucky corporation (“Papa John’s SSI”), Capital Delivery, Ltd., a Kentucky corporation (“Capital Delivery”), Risk Services Corp., a Kentucky corporation (“Risk Services”), PJ Food Service, Inc., a Kentucky corporation (“PJ Food”) (Papa John’s USA, Papa John’s SSI, Capital Delivery, Risk Services and PJ Food are each, a “Guarantor” and collectively, the “Guarantors”) (the Borrower and the Guarantors are each, a “Loan Party” and collectively, the “Loan Parties”), RSC Insurance Services Ltd., a Bermuda company (“RSC”), the Banks and the Agent (the “Second Amendment”).

		Agent	Executed

2.	Revised Schedules to the Credit Agreement, if and as applicable.	Borrower	Not Applicable